UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Investment Funds
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MUTUAL FUND SERVICES

IMPORTANT NOTICE

ABERDEEN STANDARD INVESTMENTS

Re: Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund, & Aberdeen Global High Income Fund

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or by phone, regarding a very important matter concerning your investment in the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund, and/or Aberdeen Global High Income Fund. This matter pertains to an important operating initiative for the Fund for which we need your consideration and response. The deadline to hear from you is 1:00 p.m. Eastern Time on October 18, 2021.

It is very important that we speak to you regarding this matter.  Please call toll-free at (800) 431-9643 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday.  At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	Security ID:
Shares Owned:	Household ID:

There is no confidential information required and the call will only take a few moments of your time.  Please contact us as soon as possible.

Thank you for your time and consideration.

Sincerely,

Ben Moser

Head of Investor Services

OFFICIAL BUSINESS  This is not a scam, fraud or a scheme.  This document relates to your investment in Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund, & Aberdeen Global High Income Fund.

IMPORTANT NOTICE

Aberdeen International Sustainable Leaders Fund

Aberdeen Global Equity Impact Fund

Aberdeen Global High Income Fund

Dear Shareholder,

Please review the contents of this letter. We are in need of your help today. Your investment in the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund, and/or Aberdeen Global High Income Fund is in urgent need of your assistance and time is running out. The special meeting of shareholders of the Fund is scheduled for October 18, 2021 and we are still waiting for your vote. PLEASE help us to avoid the cost on additional follow-up messages by casting your vote today.

Proposals (further details are included in the proxy statement):

1.             Plan of Reorganization

Background:

Aberdeen Standard Investments Inc. (“ASII”), the investment adviser to the Target Funds and the Acquiring Funds, has informed the Board that each Reorganization would allow shareholders of the Target Funds to benefit from economies of scale able to be realized by being shareholders of the Acquiring Funds, which are series within a larger trust with common service providers and certain shared trust-wide expenses. As a result, ASII recommended to the Board, and the Board concluded, that it is in the best interest of shareholders of each Target Fund to present shareholders with the choice to approve the Reorganization. Each Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to it corresponding Acquiring Fund in exchange for shares of certain classes of the corresponding Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund.

Regardless of your preference, it is critical that we receive your response so that we may address the operational requirements of the proposed Reorganization.

For further information about the proposals, please refer to the proxy statement, which can be found at https://vote.proxyonline.com/aberdeen/docs/abrdnspecial2021.pdf

If you have any proxy related questions or would like to cast your proxy vote by phone, call (800) 431-9643 for assistance. Representatives are available to you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Best regards,

Ben Moser

Head of Investor Services

Three convenient voting methods . . .

Please vote TODAY so that your vote may be recorded prior to the special meeting on October 18, 2021. Even an Abstain vote will help the Fund to reach the required quorum to hold the shareholder meeting.

1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free (800) 431-9643. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

2. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

REGNOBO

IMPORTANT NOTICE

Aberdeen International Sustainable Leaders Fund

Aberdeen Global Equity Impact Fund

Aberdeen Global High Income Fund

Dear Shareholder,

Please review the contents of this letter. We are in need of your help today. Your investment in the Aberdeen International Sustainable Leaders Fund, Aberdeen Global Equity Impact Fund, and/or Aberdeen Global High Income Fund is in urgent need of your assistance and time is running out. The special meeting of shareholders of the Fund is scheduled for October 18, 2021 and we are still waiting for your vote. PLEASE help us to avoid the cost on additional follow-up messages by casting your vote today.

Proposals (further details are included in the proxy statement):

1.             Plan of Reorganization

Background:

Aberdeen Standard Investments Inc. (“ASII”), the investment adviser to the Target Funds and the Acquiring Funds, has informed the Board that each Reorganization would allow shareholders of the Target Funds to benefit from economies of scale able to be realized by being shareholders of the Acquiring Funds, which are series within a larger trust with common service providers and certain shared trust-wide expenses. As a result, ASII recommended to the Board, and the Board concluded, that it is in the best interest of shareholders of each Target Fund to present shareholders with the choice to approve the Reorganization. Each Reorganization Agreement provides that the Target Fund will transfer all of its assets and liabilities to it corresponding Acquiring Fund in exchange for shares of certain classes of the corresponding Acquiring Fund, which shares will be distributed to the shareholders of the corresponding class of the Target Fund in complete liquidation and dissolution of the Target Fund.

Regardless of your preference, it is critical that we receive your response so that we may address the operational requirements of the proposed Reorganization.

For further information about the proposals, please refer to the proxy statement, which can be found at https://vote.proxyonline.com/aberdeen/docs/abrdnspecial2021.pdf

If you have any proxy related questions, call (800) 431-9643 for assistance. Representatives are available to you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Best regards,

Ben Moser

Head of Investor Services

Two convenient voting methods . . .

Please vote TODAY so that your vote may be recorded prior to the special meeting on October 18, 2021. Even an Abstain vote will help the Fund to reach the required quorum to hold the shareholder meeting.

1. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

2. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

OBO